Exhibit 99.1

EXECUTION COPY

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of July 7, 2020, is entered into by and among The Allstate Corporation, a Delaware corporation (“Parent”), and each of the Persons set forth on Schedule A (each a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement whenever the term “beneficial owner” or “beneficially own” is used) of the number of shares of common stock, par value $0.01 per share (“Company Common Shares”), of National General Holdings Corp., a Delaware corporation (the “Company”) set forth next to such Shareholder’s name on Schedule A (all Company Common Shares for which the Stockholders are as of the date hereof, or become following the date of this Agreement, the record or beneficial owner, being referred to herein as the “Subject Shares”);

WHEREAS, Parent, Bluebird Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, upon the terms and subject to the conditions set forth in the Merger Agreement, a copy of which has been made available to the Stockholders; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent has required that the Stockholders, and as an inducement and in consideration therefor, the Stockholders (in their capacity as a record or beneficial holder of the Subject Shares) have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Article I
AGREEMENT TO VOTE

1.1.          Agreement to Vote.

(a)            Each Stockholder irrevocably and unconditionally agrees that, unless this Agreement shall have terminated pursuant to Section 4.1 (the date of such termination, the “Termination Date”), at every meeting of the holders of Company Common Shares (the “Company Stockholders”), however called, and at every adjournment or postponement thereof (or at every opportunity to act by written consent or similar means of action of the Company Stockholders), such Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and vote (or consent to be voted by proxy) such Stockholder’s Subject Shares (a) in favor of (i) adoption of the Merger Agreement, (ii) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held, or (iii) any other matter considered at any such meeting of the Company Stockholders which the Company Board has (A) determined, after consultation with Parent, is necessary for the consummation of the Merger and the other Transactions, (B) disclosed in the Proxy Statement or other written materials distributed to all Company Stockholders and (C) recommended that the Company Stockholders adopt; and (b) against (i) any amendment to the Company Charter or the Company Bylaws or any other proposal which would prevent or materially delay, postpone, interfere with or otherwise adversely affect the consummation of Transactions, including the Merger, (ii) any Company Acquisition Proposal or any agreement or transaction relating thereto or taken in connection therewith, (iii) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement, or (iv) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its Subsidiaries contained in the Merger Agreement (collectively, the “Covered Proposals”). Any attempt by any Stockholder to vote, consent, express dissent with respect to or abstain (or otherwise to utilize the voting power of), the Subject Shares in contravention of this Section 1.1 shall be null and void ab initio. If a Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, such Stockholder agrees to take all actions necessary to cause the holder of record and any nominees thereof to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.1.

(b)            Notwithstanding anything to the contrary herein, in the event that the Company Board makes a Company Adverse Recommendation Change in accordance with and as permitted by Section 5.2(d) of the Merger Agreement (the “Trigger Event”), the number of Subject Shares of the Stockholders subject to the requirements of Section 1.1(a) and Section 1.1(c) shall be modified to equal to the sum of (rounded up to the nearest whole share) (i) the number of Subject Shares that would represent as of the time of the Trigger Event thirty three percent (33%) of the aggregate voting power of the issued and outstanding Company Common Shares; plus (ii) the number of the Company Common Shares the aggregate voting power of which, as a percentage of the aggregate voting power of all Company Common Shares not covered by the foregoing clause (i) is equal to the Proportionate Percentage. The term “Proportionate Percentage,” for purposes of this Agreement, means the percentage of aggregate voting power, with respect to all outstanding shares of Company Common Shares held by the holders of all Company Common Shares (excluding the Stockholders) voting in favor of approving the Merger Agreement and the Transactions (including the Merger). For example, if fifty percent (50%) of the total aggregate voting power with respect to all outstanding shares of Company Common Shares held by stockholders of the Company (excluding the Stockholders) consents or votes to approve the Merger Agreement and the Transactions (including the Merger), then the Stockholders must consent or vote fifty percent (50%) of the aggregate voting power represented by all Subject Shares not covered by clause (i) of this Section 1.1(b) to approve the Merger Agreement and the Transactions (including the Merger).

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(c)            EACH STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY (UNTIL THE TERMINATION DATE) GRANTS TO AND APPOINTS PARENT SUCH STOCKHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SUCH STOCKHOLDER (in SUCH Stockholder’s capacity as a BENEFICIAL OR RECORD holder of the Subject Shares), TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF COMPANY STOCKHOLDERS, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH RESPECT TO THE SUBJECT SHARES OWNED OR HELD (beneficially or of record) BY SUCH STOCKHOLDER REGARDING THE MATTERS REFERRED TO IN SECTION 1.1(a) UNTIL THE TERMINATION DATE, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS SUCH STOCKHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS. THE PROXY GRANTED PURSUANT TO THIS SECTION 1.1(c) IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. UNTIL THE TERMINATION DATE, EACH STOCKHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. EACH STOCKHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF SUCH STOCKHOLDER'S SUBJECT SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN THIS SECTION 1.1, AND PRIOR TO THE TERMINATION DATE NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY SUCH STOCKHOLDER, EXCEPT AS REQUIRED BY ANY ELECTION FORM OR LETTER OF TRANSMITTAL IN CONNECTION WITH THE MERGER. NOTWITHSTANDING THE FOREGOING, THIS PROXY SHALL TERMINATE UPON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

1.2.          Non-Solicitation. Each Stockholder and such Stockholder’s controlled Affiliates shall immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Company Acquisition Proposal. In addition, unless this Agreement shall have terminated pursuant to Section 4.1, each Stockholder and such Stockholder’s controlled Affiliates shall not take any action (or refrain from taking any action) that would be, directly or indirectly, inconsistent with or in contravention of Section 5.2 of the Merger Agreement. For the avoidance of doubt, nothing in this Article I shall restrict the Stockholders or any of their respective Affiliates from engaging, in coordination with the Company Board, in discussions or negotiations or otherwise taking action regarding a Company Acquisition Proposal with any Person, solely to the extent to which the Company is permitted to engage (and is engaging) in such discussions, negotiations or otherwise with such Person or take such action pursuant to and in compliance with Section 5.2 of the Merger Agreement.

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1.3.          No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, unless this Agreement shall have terminated pursuant to Section 4.1, the Stockholders shall not, directly or indirectly, (a) create or permit to exist any Lien on any Subject Shares, other than restrictions imposed by applicable Law or pursuant to this Agreement or otherwise that would not reasonably be expected to prevent or materially delay the consummation by any of the Stockholders of the transactions contemplated by this Agreement in any material respect (collectively, “Permitted Liens”), (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of, or enter into any contract, or any derivative transaction or similar transaction, with respect to any transfer of the Subject Shares or any interest therein, (c) grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares other than as contemplated by this Agreement or the Proxy Statement, (d) deposit or permit the deposit of the Subject Shares into a voting trust or enter into a tender, support, voting or similar agreement or arrangement with respect to the Subject Shares, (e) tender the Subject Shares to any tender offer or (f) otherwise take any action, or enter into or commit or agree to enter into any arrangement, agreement or undertaking, with respect to any of the Subject Shares that would restrict, limit, interfere with or otherwise adversely affect timely performance of any of the Stockholders of their respective obligations under this Agreement (any of the actions referenced in the foregoing clauses (a)-(f), collectively, (“Transfer”). Notwithstanding the foregoing, each Stockholder may make Transfers of Subject Shares (i) by will, (ii) for estate planning purposes, (iii) for charitable purposes or as charitable gifts or donations or (iv) to any of his or her controlled Affiliates, in each of cases (i)-(iv), provided that (A) the Subject Shares shall continue to be bound by this Agreement following such Transfer and (B) each transferee that is not a party hereto agrees in writing to be bound by the terms and conditions of this Agreement; provided further that the foregoing proviso shall not apply to any Subject Shares transferred following the receipt of Company Stockholder Approval for charitable purposes or as a charitable gift, which Subject Shares shall cease to be bound by this Agreement following such Transfer (each a “Permitted Transfer”). Any Transfer or attempted Transfer of the Subject Shares in in violation of this Agreement shall be void ab initio.

1.4.          Documentation and Information. Until the Termination Date, (a) each Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document in connection with the Merger and any other Transactions, a copy of this Agreement, such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s commitments and obligations under this Agreement; and (b) Parent shall permit and hereby authorizes each Stockholder and such Stockholder’s Affiliates, to the extent such Stockholder or such Affiliates are required to do so by applicable Law, to publish and disclose in all documents and schedules filed with the SEC (including any amendment to such Stockholder’s schedule 13D), and any press release or other disclosure document in connection with the Merger and any other Transactions, a copy of this Agreement, Parent’s identity and the nature of such Stockholder’s commitments and obligations under this Agreement.

1.5.          Stop Transfer Order; Legends. Except in connection with a Permitted Transfer, each Stockholder hereby agrees that such Stockholder will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Shares, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, each Stockholder shall, and hereby does, authorize the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of such shares), to the extent such stop transfer order is reasonably practicable and requested by Parent and does not prevent a Permitted Transfer. The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect on the Termination Date.

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1.6.          Subject Shares. Any additional Company Common Shares or other voting securities of the Company (or other securities of the Company convertible into any voting securities of the Company) of which any of the Stockholders acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split (including a reverse stock split), recapitalization, split-up, combination, reclassification, exchange, readjustment or change of such shares, or upon exercise or conversion of any securities, shall be deemed to be “Subject Shares”.

1.7.          Appraisal Rights; Litigation. To the full extent permitted by Law, each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal (including under Section 262 of the DGCL), any dissenters’ rights and any similar rights relating to the Transactions, including the Merger, that such Stockholder may directly or indirectly have by virtue of the ownership of any Subject Shares. Each Stockholder further agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub or the Company or any of their respective affiliates and each of their successors or directors or managers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of the Company Board in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing.

Article II
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

Each Stockholder severally and not jointly represents and warrants to Parent that:

2.1.          Authorization; Binding Agreement. Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability (a) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting or relating to creditors’ rights generally (whether now or hereafter in effect) and (b) is subject to general principles of equity (the “Enforceability Limitations”).

2.2.          Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (a) violate any Law applicable to such Stockholder or the Subject Shares, or (b) except as may be set forth in the Merger Agreement and any filing required by the Securities Act, the Exchange Act or other applicable Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien (except pursuant to this Agreement itself) on any of the Subject Shares pursuant to, any Contract or other instrument binding on such Stockholder or the Subject Shares or any applicable Law, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay, interfere with or adversely affect the timely consummation by such Stockholder of the transactions contemplated by this Agreement.

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2.3.          Ownership of Subject Shares; Total Shares. Such Stockholder is the record or beneficial owner of the Subject Shares and has good title to the Subject Shares free and clear of any Lien (other than Permitted Liens) or other restrictions on the right to vote or otherwise Transfer the Subject Shares, except (a) as provided hereunder, and (b) pursuant to any applicable restrictions on transfer under the Securities Act, the Exchange Act or other applicable Law, (clauses (a) and (b), collectively, the “Transfer Limitation Exceptions”). The Subject Shares constitute all of the Company Common Shares beneficially owned by such Stockholder as of the date hereof; provided that Stockholders may also beneficially own shares of Common Stock underlying Company Stock Options and Company RSUs owned by them and nothing in this Agreement shall be interpreted as requiring any Stockholder to vote the shares underlying such Company Stock Options or Company RSUs prior to the exercise or vesting thereof or to exercise such Company Stock Options. Except pursuant to this Agreement, as of the date hereof, no Person has any contractual right or obligation to purchase or otherwise acquire any of the Subject Shares.

2.4.          Voting Power. Such Stockholder has full voting power, with respect to the Subject Shares, and, subject to the Transfer Limitation Exceptions, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Subject Shares.

2.5.          Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance, among other things, upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6.          Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Stockholder, threatened against, such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) that would reasonably be expected to prevent or materially delay the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby.

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Article III
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Stockholders that:

3.1.          Organization; Authorization. Parent is a corporation duly organized, validly existing and, where such concept is recognized, in good standing under the Law of the jurisdiction of its formation. The consummation of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent. Parent has full power and authority to execute, deliver and perform this Agreement.

3.2.          Non-Contravention. The execution and delivery of this Agreement by Parent do not, and the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby will not (a) violate any Law applicable to Parent or by which Parent or any of its properties is bound, (b)  except as may be set forth in the Merger Agreement and any filing required by the Securities Act, the Exchange Act or other applicable Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien on Parent or any of its properties, pursuant to any Contract or other instrument binding on Parent or by which it or its properties is bound, or any applicable Law or (c) violate any provision of Parent’s organizational or formation documents, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the consummation by Parent of the transactions contemplated by this Agreement.

3.3.          Binding Agreement. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Limitations.

Article IV
MISCELLANEOUS

4.1.          Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms, and (b) the Effective Time. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, (x) nothing set forth in this Section 4.1 shall relieve any party from liability for (a) any breach of this Agreement prior to such termination or (b) actual intentional fraud (which shall not include constructive fraud or similar claims), (y) the provisions of this Article IV shall survive any termination of this Agreement, and (z) Section 1.4 of this Agreement shall survive termination of this Agreement solely in the event such termination is due to the occurrence of the Effective Time. The representations and warranties herein shall not survive the termination of this Agreement.

4.2.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery, if delivered personally, (b) upon written confirmation of receipt by reply email from the recipient (not including any automated return email indicating that the email address is no longer valid or active or the recipient is unavailable), if by email or (c) on the first Business Day following the date of dispatch, if delivered utilizing a next-day service by a recognized next-day courier (with proof of delivery from such recognized next-day courier), in each case, addressed as follows: (a) if to Parent, in accordance with the provisions of the Merger Agreement with a copy sent to the Company, also in accordance with the provisions of the Merger Agreement and (b) if to any Stockholder, to such Stockholder’s address or email address set forth on a signature page hereto, or to such other address or email address that such Stockholder may hereafter specify in writing to Parent by like notice made pursuant to this Section 4.2, with a copy sent to the Company, in accordance with the provisions of the Merger Agreement.

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4.3.          Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of or to Schedule this Agreement, respectively, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The defined terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and promulgation of rules and regulations thereunder and references to all attachments thereto and instruments incorporated therein. If the date on which any action is required or permitted to be taken under this Agreement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

4.4.          Entire Agreement. This Agreement (including the schedules hereto) constitutes the entire agreement with respect to the subject matter hereof and thereof, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

4.5.          Amendments or Supplement; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Except as otherwise provided herein, the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

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4.6.          No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

4.7.          Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the transactions contemplated hereby, or the negotiation, execution or performance of this Agreement, shall be governed by the internal Laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state that would cause the application of the Laws of another jurisdiction.

4.8.          Jurisdiction; Enforcement. Each of the parties irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any Judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). The parties further agree that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.8, and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each of the parties hereby irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 4.8, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the Action in such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereby consents to service being made through the notice procedures set forth in Section 4.2 and agrees that service of any process, summons, notice or document by registered mail (return receipt requested and first-class postage prepaid) to the respective addresses set forth in Section 4.2 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

4.9.          Waiver of Jury Trial. EACH OF THE PARTIES KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR the transactions contemplated hereby.

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4.10.        Assignment; Successors; Several Obligations. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, as a whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, however, Parent may assign in its sole discretion and without the consent of any Stockholder, any or all of its rights, interests and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. The obligations of the Stockholders hereunder are several and not joint.

4.11.        Remedies. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, each of the Stockholders and Parent shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery, this being in addition to any other remedy to which such party is entitled at law or in equity and no party will allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law. Each of the parties hereby further waives any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

4.12.        Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.13.        Further Assurances. Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably deemed necessary under applicable Law by such party, to perform its obligations as expressly set forth under this Agreement.

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4.14.        Counterparts; Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and, subject to Section 4.15, shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Subject to Section 4.15, the exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

4.15.        No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

4.16.        Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Company Stockholder (beneficially or of record) and not in any other capacity. Nothing herein shall in any way restrict a director or officer of the Company (including, for the avoidance of doubt, any director nominated by any Stockholder) in the exercise of his or her fiduciary duties as a director or officer of the Company or prevent or be construed to create any obligation on the part of any director or officer of the Company (including, for the avoidance of doubt, any director nominated by any Stockholder) from taking any action in his or her capacity as such director or officer of the Company, in each case, in accordance with the terms and conditions of the Merger Agreement. For purposes of this Agreement, neither the Company nor any of its Subsidiaries shall be deemed to be Affiliates of any of the Stockholders.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

THE ALLSTATE CORPORATION

By:	/s/ Mario Rizzo
Name: Mario Rizzo
Title: Executive Vice President and Chief Financial Officer

LEAH KARFUNKEL

By:	/s/ Leah Karfunkel
Name:	Leah Karfunkel
Address:	C/O National General Holdings Corp. 59 Maiden Lane, 38th Floor New York, New York 10038

Facsimile No.:
Email :

BARRY KARFUNKEL

By:	/s/ Barry Karfunkel
Name:	Barry Karfunkel
Address:	C/O National General Holdings Corp. 59 Maiden Lane, 38th Floor New York, New York 10038

Facsimile No.:
Email :

Robert KARFUNKEL

By:	/s/ Robert Karfunkel
Name:	Robert Karfunkel
Address:	C/O National General Holdings Corp. 59 Maiden Lane, 38th Floor New York, New York 10038

Facsimile No.:
Email :

Schedule A

Leah Karfunkel	44,594,570
Barry Karfunkel	543,481
Robert Karfunkel	466,759